SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             TRUSTMARK CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                 March 10, 2004

Dear Shareholder:

You are cordially invited to attend Trustmark Corporation's annual meeting of shareholders. This meeting will be held in the Windsor I Ballroom at the Crowne Plaza Hotel, located at 200 East Amite Street, Jackson, Mississippi, on Tuesday, April 20, 2004 at 2:00 p.m.

At the meeting, shareholders will elect a board of directors and transact such other business as may properly come before the meeting. Prior to the meeting, please carefully read the accompanying proxy statement for 2003.

Thank you for your support of Trustmark.

                                   Sincerely,
                             /s/ Richard G. Hickson

                               Richard G. Hickson
                      Chairman and Chief Executive Officer

                              Trustmark Corporation
                             248 East Capitol Street
                                Jackson, MS 39201

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  DATE AND TIME...............Tuesday, April 20, 2004, 2:00 p.m.

  LOCATION....................Windsor I Ballroom
                              Crowne Plaza Hotel
                              200 East Amite Street
                              Jackson, Mississippi 39201

  ITEMS OF BUSINESS...........(1)   To elect a board of twelve directors
                                    to hold office for the ensuing year or
                                    until their successors are elected and
                                    qualified.
                              (2)   To transact such other business as may
                                    properly come before the meeting.

  RECORD DATE.................Shareholders of record on February 20, 2004 are eligible to vote at the meeting in person or by proxy.

  PROXY VOTING/REVOCATION.....You are urged to sign and return the enclosed proxy promptly, whether or not you plan to attend the meeting. If you do attend the meeting, you may revoke your proxy prior to the voting thereof. You may also revoke your proxy at any time before it is voted by written notice to the Secretary of Trustmark Corporation or by delivery to the Secretary of a subsequently dated proxy.

                                                          T. Harris Collier III
                                                         Secretary to the Board

                                TABLE OF CONTENTS


General Information.......................................................
       Solicitation by the Board of Directors.............................
       Meeting Location, Date and Time....................................
       Shareholders Entitled to Vote......................................
       Required Vote......................................................
       How to Vote........................................................
       Revocation of Proxies..............................................
       Voting on Other Matters............................................
       Cost of Proxy Solicitation.........................................
Corporate Governance......................................................
       Board Mission......................................................
       Meetings of the Board of Directors.................................
       Director Attendance at Annual Meeting..............................
       Director Independence..............................................
       Lead Director......................................................
       Committees of the Board of Directors...............................
                Audit and Finance Committee...............................
                Executive Committee.......................................
                Human Resources Committee.................................
                Nominating Committee......................................
                Strategic Planning Committee..............................
       Committee Membership...............................................
       Director Compensation..............................................
       Communications with Directors......................................
       Nomination of Directors............................................
       Director Qualifications............................................
                Personal Traits...........................................
                Leadership Qualities......................................
                Individual Competencies...................................
Election of Directors.....................................................
The Nominees..............................................................
Performance Graph.........................................................
Stock.....................................................................
       Securities Ownership by Certain Beneficial Owners and Management...
       Section 16(a) Beneficial Ownership Reporting Compliance............
Executive Compensation....................................................
       Compensation Tables................................................
       Option Grants in 2003..............................................
       Option Exercises and Year-End Option Values........................
       Pension Plan.......................................................
       Supplemental Retirement Plan.......................................
       Employment Agreements..............................................
       Human Resources Committee Report on Executive Compensation.........
                Chief Executive Officer Compensation - 2003...............
                Executive Officers' Compensation - 2003...................
                Committee Composition.....................................
Transactions with Management..............................................
Audit and Finance Committee Report........................................
       Independent Public Accountants.....................................
       Committee Review and Discussion....................................
       Accounting Fees....................................................
       Pre-Approval Policy................................................
       Audit and Finance Committee Charter................................
Proposals of Shareholders.................................................
Exhibit A, Audit and Finance Committee Charter............................

GENERAL INFORMATION

Solicitation by the Board of Directors

      This proxy statement is being sent on or about March 10, 2004, in connection with the solicitation by the Board of Directors of Trustmark Corporation (Trustmark) of proxies to be voted at the 2004 Annual Meeting of Shareholders and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

Meeting Location, Date and Time

      The Annual Meeting of Shareholders will be held in the Windsor I Ballroom of the Crowne Plaza Hotel, located at 200 East Amite Street, Jackson, Mississippi 39201, on Tuesday, April 20, 2004, at 2:00 p.m.

Shareholders Entitled to Vote

      Shareholders of record at the close of business on February 20, 2004, are entitled to notice of and to vote at the meeting in person or by proxy. On the record date, Trustmark had outstanding 58,267,358 shares of common stock.

Required Vote

      A majority of the shares outstanding constitutes a quorum. In the election of directors, each shareholder may vote his shares cumulatively by multiplying the number of shares he is entitled to vote by the number of directors to be elected. This product constitutes the number of votes the shareholder may cast for one nominee or by distributing this number of votes among any number of nominees. Each share is entitled to one vote on other issues, and the issue will be approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions are counted for purposes of determining a quorum, but are not otherwise counted.
      All valid proxies received by Trustmark will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated in an otherwise properly executed proxy, it will be voted for the slate of directors proposed by the Board of Directors.

How to Vote

      Shareholders of record can vote in person at the annual meeting or by proxy without attending the annual meeting.
      To vote by proxy, either:
      1. Complete the enclosed proxy card, sign, date and return it in the enclosed postage-paid envelope,
      2.    Vote by telephone (instructions are on the proxy card), or
      3.    Vote by Internet (instructions are on the proxy card).

Revocation of Proxies

      Any shareholder may revoke a proxy at any time before it is voted by written notice to the Secretary, by revocation at the meeting, or by delivery to the Secretary of a subsequently dated proxy.

Voting on Other Matters

      The Board of Directors is not aware of any additional matters likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the accompanying proxy or their substitutes will vote the shares represented by such proxies in accordance with the recommendations of the Board of Directors of Trustmark.

Cost of Proxy Solicitation

      Solicitation of proxies will be primarily by mail. Associates of Trustmark and its subsidiaries may be used to solicit proxies by means of telephone or personal contact, but will not receive any additional compensation for doing so. Banks, brokers, trustees, and nominees will be reimbursed for reasonable expenses incurred in sending proxy materials to the beneficial owners of such shares. The total cost of the solicitation will be borne by Trustmark.

CORPORATE GOVERNANCE

      In December 2000, Trustmark's Board of Directors created a Governance Committee to perform a comprehensive evaluation of Trustmark's approach to corporate governance. With the assistance of an outside consulting firm specializing in corporate governance, the Committee analyzed numerous corporate governance topics including:

     o    Role, structure and composition of the Board and committees,
     o    Committee charters, calendars, and decision accountabilities,
     o    Required Board/Director competencies and traits,
     o    Nomination, selection, and succession procedures for Directors, and
     o    Board performance evaluation.

      As a result of this analysis, Trustmark implemented an enhanced governance structure in April 2002. The effectiveness and efficiency of Trustmark's corporate decision-making processes were improved through the implementation of a committee structure and revised Director accountabilities that best enable the Board to address issues such as business growth, human capital, and technology.
      Provisions of Trustmark's governance structure include, among other things, a retirement age of 65 for Directors, required notification of changes in professional responsibilities and residence, a Director's attendance policy, as well as the authority to seek advice or counsel from external advisers on an as-needed basis.

Board Mission

      The role of the Board is to foster Trustmark's long-term success consistent with its fiduciary responsibilities to shareholders. As part of this role, Trustmark's Board is responsible for:

      o     Providing strategic guidance and oversight,
      o Acting as a resource on strategic issues and in matters of planning and policymaking,
      o Ensuring that management's operations contribute to Trustmark's financial soundness,
      o     Promoting social responsibility and ethical business conduct,
      o Providing insight and guidance on complex business issues and problems in the banking and financial services industries,
      o     Ensuring  that  an  effective  system  is  in  place  to  facilitate selection, succession planning, and compensation of the Chief Executive Officer, and
      o Ensuring Trustmark's compliance with all relevant legal and regulatory requirements.

      The Board also adopted a formal mission statement for the Board and its committees to address the governance guidelines and responsibilities of each. Likewise, the Board has adopted codes of conduct for Directors, senior financial officers, and associates. These materials are available on Trustmark's website at www.trustmark.com, or may be obtained by written request addressed to the Secretary of the Board, Trustmark Corporation, Post Office Box 291, Jackson, MS 39205-0291.

Meetings of the Board of Directors

      The Board of Directors met seven times in 2003. Each Director attended at least 75 percent of the total number of meetings of the Board of Directors and Board committees of which he or she was a member in 2003. The non-management Directors met twice during the year without members of management, with Matthew
L. Holleman III, Chairman of the Executive Committee, presiding over these sessions.

Director Attendance at Annual Meeting

      Directors are expected to attend the Annual Meeting of Shareholders, and in 2003, eleven of the twelve directors were present.

Director Independence

      The Board has affirmatively determined that all Directors, with the exception of the Chairman and CEO, Richard G. Hickson, meet the requirements of independence under NASDAQ Rule 4200.

Lead Director

      Trustmark's Chairman of the Board also serves as CEO. Therefore, under the governance guidelines set forth in Trustmark's Board Mission Statement, the Chairman of the Executive Committee, Matthew L. Holleman III, serves as the Board's Lead Director. The primary responsibility of the Lead Director is to chair Board meetings when the CEO is not present and refer to the appropriate Board committees any issue brought to his attention by shareholders, Directors or others.

Committees of the Board of Directors

      There are five committees that collectively provide guidance on strategic issues, planning and policymaking: Audit and Finance, Executive, Human Resources, Nominating, and Strategic Planning. The committees are comprised solely of independent directors, with the exception of the Executive Committee.

Audit and Finance Committee

      Under the terms of its Charter, the Audit and Finance Committee meets at least five times a year and is responsible for, among other things, annual approval of the independent auditors, oversight of audit activities, financial reporting and regulatory compliance, as well as approval and review of the budget and privacy policy.
      The Committee meets with the independent and internal auditors without management present on a regular basis.

Executive Committee

      The Executive Committee acts on behalf of the Board if a matter requires Board action before a meeting of the full Board can be held. The Committee is responsible for reviewing the corporate governance structure and annually evaluating each Director's performance against specific performance criteria.

Human Resources Committee

      The role of the Human Resources Committee is to ensure that appropriate policies and practices are in place to facilitate the development of management talent, orderly CEO succession planning, corporate social responsibility and the setting of management compensation.

Nominating Committee

      The Nominating Committee is charged with the responsibility of seeking, interviewing and recommending to the Board of Directors qualified candidates for Board and committee membership.
      The Nominating Committee Mission Statement is posted on Trustmark's website at www.trustmark.com.

Strategic Planning Committee

      The Strategic Planning Committee provides guidance to management on the strategic planning process and issues of strategic importance including business growth and expansion, material transactions, and technology. The Committee is also responsible for monitoring progress with Trustmark's long-term strategic and financial objectives.

Committee Membership

      The following table shows the current membership of each committee and the number of meetings held by each committee during 2003.

                           Audit and Finance     Executive    Human Resources     Nominating    Strategic Planning
--------------------------------------------------------------------------------------------------------------------
J. Kelly Allgood                Chair                X                                 X                 X
Reuben V. Anderson                                   X             Chair               X
John L. Black, Jr.                 X
William C. Deviney, Jr.                                              X
C. Gerald Garnett                                    X               X                 X                 X
Richard G. Hickson                                   X
Matthew L. Holleman III                            Chair                             Chair             Chair
William Neville III                                  X                                 X
Richard H. Puckett                 X
Carolyn C. Shanks                                                    X
Kenneth W. Williams                X
William G. Yates, Jr.                                                                                    X
--------------------------------------------------------------------------------------------------------------------
2003 Meetings                      5                 7               4                 3                 4

Director Compensation

      Directors receive an annual retainer of $12,000 plus $1,000 for each Board meeting attended. The Executive Committee Chairman receives an additional retainer of $6,000 per year. All other Executive Committee members receive an additional retainer of $3,000 per year. All committee members and committee chairs receive $500 and $750, respectively, for each committee meeting attended. The CEO receives no compensation for Board or committee service.
      Trustmark provides Directors the opportunity to participate in a deferred fee plan pursuant to which participants may defer up to 100% of fees to fund a portion of the cost of specified retirement and death benefits. Trustmark has purchased life insurance policies on participating Directors to fund this plan.
      On April 15, 2003, each non-management director received an option grant of 2,000 shares pursuant to the Trustmark Corporation 1997 Long Term Incentive Plan. These options vest equally over a four-year period and expire in 2013.

Communications with Directors

      Shareholders desiring to contact Trustmark's Board of Directors may do so by sending written correspondence to Board of Directors, Trustmark Corporation, Post Office Box 291, Jackson, MS 39205-0291 or by e-mail to BoardofDirectors@trustmark.com.
      Communications will be referred to the Chairman of the Executive Committee, who will determine the appropriate committee to receive the communication and take any action deemed necessary by that committee.
      Complaints relating to Trustmark's accounting, internal accounting controls or auditing matters should be directed to Trustmark's General
Counsel/Secretary  to the Board,  Trustmark  Corporation,  Post  Office Box 291,
Jackson, MS 39205-0291 or by calling 1-800-844-2000 (extension 5088) or 1-601-208-5088.

Nomination of Directors

      Nominations for elections to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of Trustmark entitled to vote for the election of directors. Nominations other than those made by or on behalf of the existing management of Trustmark, shall be made in writing and shall be delivered or mailed to Trustmark's Chairman of the Board not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the Chairman of the Board not later than the close of business on the seventh (7th) day following the day on which the notice of the meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of Trustmark that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of Trustmark owned by the notifying shareholder.

      Nominations not made in accordance with the above procedure may be disregarded by the chairman of the meeting, at his discretion, and upon his instructions all votes cast for each such nominee may be disregarded.
      Since Trustmark's bylaws permit direct nominations by shareholders, the Nominating Committee does not have a policy for considering nominees recommended by shareholders. However, if a shareholder wishes to recommend an individual for Board service, rather than directly nominate the individual as set forth above, the shareholder may submit the individuals' name to the nominating committee in writing addressed to Trustmark Corporation Nominating Committee, Post Office Box 291, Jackson, MS 39205-0291 or by e-mail to BoardofDirectors@trustmark.com. In considering an individual recommended by a shareholder, but not directly nominated, the Nominating Committee will use the same guidelines as set forth in the Director Qualifications.
      When identifying potential candidates for Director nominees, the Committee may solicit suggestions from incumbent Directors, management or others.

Director Qualifications

      The Board believes that in order to appropriately carry out their roles, Directors must demonstrate a variety of personal traits and competencies. In considering nominees submitted by the Board or management, the Nominating
Committee will use these traits, leadership qualities and individual competencies to assess future Director nominees' suitability for Board service.

Personal Traits

      Board service is an extremely important, high profile role, and carries with it significant responsibility. For that reason, it is important that all Directors possess a certain set of personal traits, including:

      o     Personal and Professional Integrity
      o     Accountability
      o     Informed Business Judgment
      o     Mature Confidence
      o     High Performance Standards
      o     Initiative/Responsiveness
      o     Business Credibility

Leadership Qualities

      When seeking individuals to fill leadership roles, the following skill sets are required:

      o     Communication Skills
      o     Crisis Management Skills
      o     Facilitation Skills
      o     Relationship Building/Networking

Individual Competencies

      There are certain competencies that must be represented collectively by the Directors on each board committee, but each individual Director need not necessarily possess all of them. The specific competencies vary by committee, as illustrated in the chart below:


                                                                            Board Committees
                                                          -----------------------------------------------------
                                                        Audit &              Human                  Strategic
     Individual Director Competencies                   Finance  Executive  Resources   Nominating  Planning
---------------------------------------------------------------------------------------------------------------
1. Financial Acumen
        Accounting & finance knowledge                       |X|      |X|                   |X|        |X|
        Financial statement analysis                         |X|
        Knowledge of capital markets                         |X|                                       |X|
        Financial planning                                   |X|
        Ability to communicate financial concepts
          in lay terms                                       |X|                                       |X|
                                                          -----------------------------------------------------
2. Organizational Effectiveness
        Talent management                                                       |X|
        Understanding of compensation issues                                    |X|
        Ability to discern candidate qualifications                             |X|
                                                          -----------------------------------------------------
3. Strategic Direction
        Vision                                                        |X|                   |X|        |X|
        Strategic perspective                                         |X|                   |X|        |X|
        Technology knowledge                                 |X|
        Industry knowledge                                   |X|      |X|                   |X|        |X|

ELECTION OF DIRECTORS

      The Board of Directors has fixed the number of directors for the coming year at twelve. The nominees listed herein have been proposed by the Board of Directors for election at the meeting.
      Shares represented by the proxies will, unless authority to vote is withheld, be voted in favor of the proposed slate of twelve nominees. In the election of Directors, each shareholder may vote his shares cumulatively by multiplying the number of shares he is entitled to vote by the number of Directors to be elected. This product constitutes the number of votes the shareholder may cast for one nominee or by distributing this number of votes among any number of nominees. The proxies reserve the right, in their discretion, to vote cumulatively. If a shareholder withholds authority for one or more nominees and does not direct otherwise, the total number of votes the shareholder is entitled to cast will be distributed among the remaining nominees.
      Should any of these nominees be unable to accept the nomination, the votes which otherwise would have been cast for that nominee will be voted for such other persons as the Board of Directors shall nominate. Each Director is elected to hold office until the next annual meeting of shareholders or until a successor is elected and qualified. The persons who will be elected to the Board of Directors will be the twelve nominees receiving the largest number of votes.

THE NOMINEES


Name and Age at Record Date          Position, Principal Occupation and Directorships
---------------------------          ------------------------------------------------
J. Kelly Allgood.........63          o  Retired President, BellSouth Mississippi
(Photo)                              o  Director of Trustmark since 1991
                                     o  Trustmark Corporate Committees:
                                          Audit and Finance - Chair
                                          Executive
                                          Nominating
                                          Strategic Planning
                                     o  Other Directorships:  Trustmark National Bank

Reuben V.  Anderson......61          o  Partner, Phelps Dunbar, L.L.P.  (Attorneys)
(Photo)                              o  Director of Trustmark since 1980
                                     o  Trustmark Corporate Committees:
                                          Executive
                                          Human Resources  - Chair
                                          Nominating
                                     o  Other Directorships:  Trustmark National Bank,
                                        BellSouth Corporation, Burlington Resources, Inc.,
                                        The Kroger Company, Mississippi Chemical Corporation

John L. Black, Jr........64          o  Chairman and CEO, The Waverley Group, Inc.
(Photo)                                 (Owns and Manages Nursing Home Facilities)
                                     o  Director of Trustmark since 1990
                                     o  Trustmark Corporate Committees:
                                          Audit and Finance
                                     o  Other Directorships:  Trustmark National Bank

William C. Deviney, Jr...58          o  CEO, Deviney Construction Company, Inc.
(Photo)                                 (Telecommunications Construction)
                                     o  Director of Trustmark since 1995
                                     o  Trustmark Corporate Committees:
                                          Human Resources
                                     o  Other Directorships:  Trustmark National Bank

C. Gerald  Garnett.......59          o  CEO, Southern Farm Bureau Casualty Insurance Company and
(Photo)                                 Southern Farm Bureau Property Insurance Company
                                     o  Director of Trustmark since 1993
                                     o  Trustmark Corporate Committees:
                                          Executive
                                          Human Resources
                                          Nominating
                                          Strategic Planning
                                     o  Other Directorships:  Trustmark National Bank

Richard G. Hickson.......59          o  Chairman, President and CEO, Trustmark Corporation
(Photo)                              o  Director of Trustmark since 1997
                                     o  Trustmark Corporate Committees:
                                          Executive
                                     o  Other Directorships:  Trustmark National Bank, Federal
                                        Reserve Bank of Atlanta

Matthew L. Holleman III..52          o  President and CEO, Galaxie Corporation; President,
(Photo)                                 Capitol Street Corporation, H.H. Corporation and Bay
                                        Street Corporation  (Investment Management)
                                     o  President and CEO, Mississippi Valley Gas Company
                                        (1987-2002) (Natural Gas Distribution)
                                     o  Director of Trustmark since 1994
                                     o  Trustmark Corporate Committees:
                                          Executive - Chair
                                          Nominating - Chair
                                          Strategic Planning - Chair
                                     o  Other Directorships:  Trustmark National Bank

William Neville III......63          o   President, The Rogue, Ltd. (Men's Retailer)
(Photo)                              o   Director of Trustmark since 1980
                                     o   Trustmark Corporate Committees:
                                           Executive
                                           Nominating
                                     o   Other Directorships:  Trustmark National Bank

Richard H. Puckett.......49          o   CEO and President, Puckett Machinery Company
(Photo)                                  (Distributor of Heavy Earth Moving Equipment)
                                     o   Director of Trustmark since 1995
                                     o   Trustmark Corporate Committees:
                                           Audit and Finance
                                     o   Other Directorships:  Trustmark National Bank


Carolyn C. Shanks........42          o   President and CEO, Entergy Mississippi, Inc.
(Photo)                                  (since 1999); Vice President - Finance and Administration,
                                         Entergy Nuclear (1997 - 1999)
                                     o   Director of Trustmark since 2001
                                     o   Trustmark Corporate Committees:
                                           Human Resources
                                     o   Other Directorships:  Trustmark National Bank

Kenneth W. Williams......62          o   President, Corinth Coca-Cola Bottling Works (since
(Photo)                                  2000); President, Refreshments, Inc., and Refreshments
                                         of Tennessee, Inc.; Secretary/Treasurer, Tupelo Coca-
                                         Cola Bottling Works (1975-2000)
                                     o   Director of Trustmark since 1998
                                     o   Trustmark Corporate Committees:
                                           Audit and Finance
                                     o   Other Directorships:  Trustmark National Bank

William G. Yates, Jr.....62          o   President and Chairman, The Yates Companies, Inc.
(Photo)                                  (Construction)
                                     o   Director of Trustmark since 2001
                                     o   Trustmark Corporate Committees:
                                           Strategic Planning
                                     o   Other Directorships:  Trustmark National Bank

PERFORMANCE GRAPH

      The following graph compares Trustmark's annual percentage change in cumulative total return on common shares over the past five years with the cumulative total return of companies comprising the NASDAQ market value index and the MG Industry Group 413. The MG Industry Group 413 is an industry index published by Media General Financial Services and consists of 67 bank holding companies located in the southeastern United States.
      This presentation assumes that $100 was invested in shares of the relevant issuers on December 31, 1998, and that dividends received were immediately invested in additional shares. The graph plots the value of the initial $100 investment at one-year intervals for the fiscal years shown.

                                         Five-Year Cumulative Total Return
                         ------------------------------------------------------------------
Company                   1998       1999         2000        2001        2002        2003
---------------          ------     ------       ------      ------      ------      ------
Trustmark                  100       97.40        97.31      115.08      115.91      146.33
MG-SE Banks                100       83.17        84.91      106.79      114.29      145.92
NASDAQ Market              100      176.37       110.86       88.37       61.64       92.68

STOCK

Securities Ownership by Certain Beneficial Owners and Management

      The following table reflects the number of Trustmark common shares beneficially owned by (a) persons known by Trustmark to be the beneficial owners of more than five percent of its outstanding shares, (b) Directors and nominees,
(c) each of the executive officers named within the Executive Compensation section, and (d) Directors and executive officers of Trustmark as a group. The persons listed below have sole voting and investment authority for all shares except as indicated. Unless otherwise noted, beneficial ownership for each outside director and nominee includes 3,250 shares, which the individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan (1). The percentage of outstanding shares of common stock owned is not shown where less than one percent.

                                                                Shares
                                                              Beneficially               Percent of
                                                                 Owned                   Outstanding
                  Name                                       as of 12/31/03                Shares
---------------------------------------------------    ---------------------------    ------------------
Robert M. Hearin Foundation;                                   7,895,034(2)                 13.55%
    Robert M. Hearin Support Foundation
    Post Office Box 16505
    Jackson, MS 39236
J. Kelly Allgood                                                  50,908
Reuben V. Anderson                                                25,619(3)
John L. Black, Jr.                                               304,450(3)
William C. Deviney, Jr.                                           14,850
C. Gerald Garnett                                              1,440,505(4)                  2.47%
Richard G. Hickson                                               251,539(5)
Matthew L. Holleman III                                        7,942,454(6)                 13.63%
Gerard. R. Host                                                  111,100(3)(7)
James S. Lenoir                                                   25,000(8)
William Neville III                                              155,450(9)
Richard H. Puckett                                               189,770(3)(10)
William O. Rainey                                                 58,251(11)
Carolyn C. Shanks                                                  2,650(12)
Harry M. Walker                                                  149,797(3)(13)
Kenneth W. Williams                                               13,585
Williams G. Yates, Jr.                                            18,475(12)(14)
Directors and executive officers of Trustmark
as a group                                                    11,190,314                    19.21%

(1) Includes options exercisable within 60 days of the Annual Meeting of Shareholders.
(2)      Includes  383,928  shares  owned by the  Robert M.  Hearin  Foundation,
         2,956,862  shares  owned by the Robert M.  Hearin  Support  Foundation,
         4,281,244 shares owned by Capitol Street Corporation, and 273,000 shares owned by Bay Street Corporation. Capitol Street Corporation is a 100% owned subsidiary of Galaxie Corporation, which may be deemed to be controlled by the Robert M. Hearin Support Foundation. Voting and investment decisions concerning shares beneficially owned by the Robert
         M. Hearin Foundation and the Robert M. Hearin Support Foundation are made by the Foundations' trustees: Robert M. Hearin, Jr., Matthew L. Holleman III, Daisy S. Blackwell, E.E. Laird, Jr., Laurie H. McRee and Alan W. Perry.
(3)      Includes shares owned by spouse and/or minor children.
(4) Includes 1,355,102 shares owned by Southern Farm Bureau Casualty Insurance Company and 72,000 shares owned by Southern Farm Bureau Casualty Insurance Company Employee Retirement Plan and Trust for which nominee has shared voting and investment authority.
(5) Includes 238,856 shares which the nominee has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.
(6) Includes 47,420 shares owned by nominee and immediate family members and 7,895,034 shares for which nominee has shared voting and investment authority as a result of serving as one of six trustees of the Robert
         M. Hearin Foundation and the Robert M. Hearin Support Foundation, president and chairman of the board of Galaxie Corporation, president and director of Capitol Street Corporation and president and director of Bay Street Corporation. These shares are reported as beneficially owned by the Robert M. Hearin Foundation and the Robert M. Hearin Support Foundation.
(7) Includes 64,533 shares which the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.
(8) Includes 23,000 shares which the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.
(9)      Includes 17,000 shares held by a corporation controlled by the nominee.
(10) Includes 45,000 shares owned by Puckett Machinery Company and 60,360 shares held by Puckett Machinery Company Profit Sharing Plan for which nominee has either sole or shared voting and investment authority.
(11) Includes 28,500 shares which the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

(12) Includes 2,250 shares which the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.
(13) Includes 66,422 shares which the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.
(14)     Includes 8,949 shares held by a corporation controlled by the nominee.

Section 16(a) Beneficial Ownership Reporting Compliance

      During 2003, there were two late filings reported by beneficial owners: one related to a sale of Trustmark shares by the spouse of Richard H. Puckett, and the other related to a purchase of Trustmark shares by Carolyn C. Shanks and her spouse.
      Trustmark reviewed the late filers' transactions and determined there were no short-swing liabilities owed.

EXECUTIVE COMPENSATION

Compensation Tables

      The following table sets forth the aggregate compensation for the last three fiscal years paid to Trustmark's Chief Executive Officer and the four highest compensated executive officers.

                                                                             Long-Term             All Other
                                               Annual Compensation          Compensation       Compensation (1)
                                           ----------------------------   -----------------    ------------------
                                                                             Securities
                                                                             Underlying
                                                                               Stock
                                                                              Options
         Name and Principal                                                 (Number of
             Position            Year           Salary        Bonus            Shares)
--------------------------------------------------------------------------------------------------------------------
Richard G. Hickson                2003        $ 596,458      549,959           45,000               $9,000
Chairman and CEO,                 2002          550,000      550,621           45,000                9,000
Trustmark Corporation;            2001          523,958      519,868           49,000                6,239
Chairman and CEO,
Trustmark National Bank

Gerard R. Host                    2003        $ 296,791      210,107           25,000               $9,000
President                         2002          254,500      194,963           17,000                9,000
General Banking,                  2001          241,583      183,985           19,500                6,239
Trustmark National Bank

Harry M. Walker                   2003        $ 257,624      129,939           15,000               $9,000
President                         2002          246,167      141,347           17,000                9,000
Jackson Metro,                    2001          241,583      174,188           19,500                6,239
Trustmark National Bank

James S. Lenoir                   2003        $ 183,091       86,282            6,500               $7,948
Executive Vice President and      2002          173,967       81,846            6,500                5,219
Chief Risk Officer,               2001          169,592       62,937            7,500                4,469
Trustmark National Bank

William O. Rainey                 2003        $ 178,041       78,680            6,500               $9,000
Executive Vice President and      2002          168,667       83,329            6,500                9,000
Chief Banking Officer,            2001          164,292       68,156            7,500                6,044
Trustmark National Bank

(1) All other compensation represents contributions to the 401(k) plan.

Option Grants in 2003

      The following table sets forth, as to each named executive officer, information with respect to options granted on April 15, 2003, and the potential realizable value of such options assuming a 5% and 10% compounded annual rate of appreciation in the value of Trustmark's shares. The 5% and 10% assumed rates of growth are required by SEC rules for illustrative purposes only. Options granted during 2003 vest in four annual installments.

                                          Individual Grants
                             ----------------------------------------------       Potential Realizable Value at
                             Options      % of                                      Assumed Annual Rates of
                             Granted    Options      Exercise                     Appreciation for Option Term
                                in      Granted     Price Per     Expiration      -----------------------------
Name                           2003     in 2003     Share (1)        Date            5%             10%
------------------------     -----------------------------------------------      -----------------------------
Richard G. Hickson            45,000    12.12%     $  24.0900     4/15/2013       $681,753     $1,727,697
Gerard R. Host                25,000     6.73         24.0900     4/15/2013        378,752        959,831
Harry M. Walker               15,000     4.04         24.0900     4/15/2013        227,251        575,899
James S. Lenoir                6,500     1.75         24.0900     4/15/2013         98,475        249,556
William O. Rainey              6,500     1.75         24.0900     4/15/2013         98,475        249,556

(1) The exercise price of all options was equal to the average market price of Trustmark's common shares on the grant date.

Option Exercises and Year-End Option Values

      The table below reflects information regarding options exercised by each named executive officer in 2003, as well as the number and value of the remaining options held by those executive officers at December 31, 2003.

                                                                                                    Value of Unexercised
                                                                    Options at                      In-the-Money Options
                                                                  Fiscal Year-End                    at Fiscal Year-End
                           Shares                        ----------------------------------    -------------------------------
                          Acquired          Value
Name                     On Exercise       Realized        Exercisable      Unexercisable       Exercisable      Unexercisable
---------------------- ----------------  -------------   ----------------- ----------------    -------------------------------
Richard G. Hickson           N/A              N/A            191,502           122,315             $1,901,043      $  784,908
Gerard R. Host              6,071          $73,117            43,554            59,565                348,254         390,775
Harry M. Walker              N/A              N/A             47,943            49,565                378,138         335,775
James S. Lenoir              N/A              N/A             16,500            17,000                138,664         107,169
William O. Rainey            N/A              N/A             21,500            17,000                173,802         107,169

Pension Plan

      Trustmark maintains a noncontributory pension plan (the Plan) for associates who are 21 years or older and who have completed one year of service with a prescribed number of hours of credited service. The following table specifies the estimated annual benefits payable upon retirement at age 65 under the Plan to persons in the following remuneration and years of service classifications:

   Five-Year                 Years of Credited Service
 Average Annual   -----------------------------------------------
    Earnings        15         20       25        30         35
 --------------   -------   -------   -------   -------   -------
    $ 50,000      $ 6,297   $ 7,444   $ 8,299   $ 8,936   $ 9,410
      75,000        9,446    11,166    12,449    13,405    14,114
     100,000       12,595    14,888    16,599    17,873    18,819
     125,000       15,743    18,610    20,749    22,341    23,524
     150,000       18,892    22,332    24,898    26,809    28,229
     200,000       25,189    29,776    33,198    35,746    37,639

      Years of credited service for the highest paid executives are: Richard G. Hickson - 7 years, Gerard R. Host - 20 years, Harry M. Walker - 33 years, William O. Rainey - 22 years, James S. Lenoir - 5 years.
      Benefits payable under the Plan are based on a formula that takes into account the participant's compensation averaged over the highest consecutive five-year period out of the most recent seven-year period and the number of years of credited service. Compensation consists of W-2 taxable income adjusted for associate contributions to 401(k) and cafeteria plans. Compensation does not include group term life insurance, automobile allowance, moving expenses, severance pay or income from stock options after 2002. After 2003, compensation also excludes all incentive compensation, bonuses and commissions. For 2003, the maximum benefit was $160,000 and the maximum covered compensation was $200,000.
      The table assumes the entire service period was completed under the benefit formula that is effective for service on or after January 1, 2004.
Amounts payable pursuant to the Plan are not subject to deduction for social security.

Supplemental Retirement Plan

      Trustmark provides executive officers with a non-qualified defined benefit plan, which vests over ten years and provides retirement and death benefits based upon a specified covered salary. The Human Resources Committee has limited the covered salary under the plan based on the executive officers' level of responsibilities. Normal retirement benefits under the plan are equal to fifty percent of covered salary payable for life, but not less than ten years. Should a participant die prior to normal retirement while the plan is in effect, the participant's beneficiary will receive a death benefit equal to a percentage of covered salary for ten years or until the participant would have reached their normal retirement age, whichever is later. Life insurance contracts have been purchased to fund payments under the plan.

Employment Agreements

      Mr. Hickson entered into an amended and restated employment agreement with Trustmark effective March 12, 2002, which provides for his employment as Chairman and Chief Executive Officer. The agreement provides for The Human Resources Committee to approve a base salary of not less than $400,000 and award bonuses, stock options and other customary benefits. Bonus payments must not exceed current base salary.
      If Mr. Hickson's employment is terminated (other than for Cause, death, disability or retirement) or in the event he resigns for Good Reason within three years after a change in control of Trustmark, Mr. Hickson is entitled to an amount equal to the sum of his salary immediately prior to the change in control and the highest annual bonus earned in any of the preceding three years. In consideration of Mr. Hickson's agreements relating to confidentiality, non-solicitation and non-competition, Trustmark is additionally obligated to pay Mr. Hickson an amount equal to the sum of his salary immediately prior to the termination or resignation and the highest annual bonus earned in any of the preceding three years, multiplied by two. Mr. Hickson is entitled to receive customary benefits for twelve months following his termination, reduced by any benefits received from later employment. Any outstanding unvested stock options vest as of the change in control. Finally, Trustmark is obligated to purchase Mr. Hickson's residence for the lesser of appraised value or $900,000 if he is unable to sell it within four months.
      If, without a change in control, Mr. Hickson is terminated (other than for Cause, death, disability or retirement) or if he resigns for Good Reason, in consideration of Mr. Hickson's agreements relating to confidentiality, non-solicitation and non-competition, Trustmark is obligated to pay Mr. Hickson an amount equal to the sum of his salary immediately prior to the termination or resignation and the highest annual bonus earned in any of the preceding three years, multiplied by two. Trustmark must also provide customary benefits for a period of eighteen months following termination, reduced by any benefits received from later employment, and purchase Mr. Hickson's residence for the lesser of appraised value or $900,000 if he is unable to sell it within four months.

      If Mr. Hickson is terminated for Cause or if he leaves Trustmark voluntarily, he is not entitled to any payment other than earned salary and bonus.
      Effective March 12, 2002, Trustmark entered into amended and restated employment agreements with Gerard R. Host and Harry M. Walker.
      Under these agreements, if Mr. Host or Mr. Walker's employment is terminated (other than for Cause, death, disability or retirement) or if either resigns for Good Reason within two years after a change in control of Trustmark, the executive is entitled to payments equal to the sum of his base salary immediately prior to the change in control and the highest annual bonus earned in any of the preceding two years. Trustmark is required to continue certain benefits for twelve months following termination or resignation, reduced by any benefits received from later employment. Any outstanding unvested stock options vest as of the date of termination or resignation. Additionally, Trustmark is obligated to make certain payments in consideration of the executive's covenants relating to confidentiality, non-solicitation and non-competition. The amount payable is the sum of the executive's base salary and the highest annual bonus earned in any of the preceding three years.
      If, without a change in control, either executive is terminated without Cause or if either resigns for Good Reason, Trustmark is obligated to make certain payments in consideration of the executive's covenants relating to confidentiality, non-solicitation and non-competition. The amount payable is the sum of the executive's base salary and the highest annual bonus earned in any of the preceding three years.
      If Mr. Host or Mr. Walker is terminated for Cause or leave Trustmark voluntarily, they are not entitled to any payment other than earned salary and bonus.
      For purposes of these agreements, "Cause" means (i) commission of an act of personal dishonesty, embezzlement or fraud; (ii) misuse of alcohol or drugs;
(iii) failure to pay any obligation owed to Trustmark or any affiliate; (iv) breach of a fiduciary duty or deliberate disregard of any rule of Trustmark or any affiliate; (v) commission of an act of willful misconduct, or the intentional failure to perform stated duties; (vi) willful violation of any law, rule or regulation (other than misdemeanors, traffic violations or similar offenses) or any final cease-and-desist order; (vii) unauthorized disclosure of any confidential information of Trustmark or any affiliate, or engaging in any conduct constituting unfair competition, or inducing any customer of Trustmark or any affiliate to breach a contract with Trustmark or any affiliate.
      "Good Reason" means (i) a demotion in status, title or position, or the assignment of the person to duties or responsibilities which are materially inconsistent with such status, title or position; (ii) a material breach of the applicable agreement by Trustmark; (iii) a relocation of the person to a location more than fifty miles outside of Jackson, Mississippi without the person's consent, or, (iv) in the case of Mr. Hickson, his not being named as the Chief Executive Officer of any successor by merger to Trustmark. In the case of Mr. Hickson's agreement, any good faith determination of "Good Reason" made by him shall be conclusive.

Human Resources Committee Report on Executive Compensation

      Trustmark's Human Resources Committee, which held four meetings in 2003, recommends to the Board the compensation of Trustmark's Chief Executive Officer, as well as reviews and recommends the compensation of other executive officers as recommended by the CEO. Compensation includes salary, bonuses, and stock options.

Chief Executive Officer Compensation - 2003

      In establishing Mr. Hickson's salary, the Committee principally considered the salaries of chief executive officers in comparable financial institutions. Also, the Committee considered Mr. Hickson's performance and contributions to Trustmark.
      Mr. Hickson's bonus was determined based upon Trustmark's performance-based bonus program and was measured on individual management effectiveness and corporate performance with regard to net income, efficiency ratio, return on equity and earnings per share growth. In measuring corporate performance, actual performance was measured against profit plan performance targets established at the beginning of the year. Mr. Hickson's bonus includes a discretionary bonus of $132,000 authorized by the Board to compensate him for his leadership in Trustmark's entry into Florida and Texas.
      In 2003, Mr. Hickson was awarded options to purchase 45,000 shares of Trustmark's stock at $24.0900 per share, which was the average market price of such shares on the award date. The number of options granted was designed to provide Mr. Hickson with additional incentive-based compensation.

Executive Officers' Compensation - 2003

      In establishing the salaries of Trustmark's executive officers, the Committee considered the recommendations of the CEO, which were principally based on compensation levels of similar positions at comparable financial institutions.
      Bonuses awarded to executive officers in 2003 were based on an incentive program that measures performance goals. These goals measure corporate
performance,   line  of   business   performance   and   individual   management
effectiveness.
      In 2003, the Committee awarded executive officers stock options, designed to provide additional incentive-based compensation, pursuant to Trustmark's 1997 Long Term Incentive Plan. The number of options granted is determined by specified percentages, which varies with levels of job responsibility, of the participants' base salaries.

Committee Composition

      During 2003, no current or former executive officer of Trustmark or any of its subsidiaries served as a member of the Human Resources Committee. The Committee is composed of the following persons:

      Reuben V. Anderson - Chair
      William C. Deviney, Jr.
      C. Gerald Garnett
      Carolyn C. Shanks

      Reuben V. Anderson is a partner in the law firm of Phelps Dunbar, L.L.P. During 2003, Trustmark retained this firm until legal matters begun in a previous year were concluded. Trustmark does not expect to retain this firm in 2004 or thereafter.

TRANSACTIONS WITH MANAGEMENT

      No Director, executive officer, nominee, five percent shareholder, their related entities or their immediate family members have been indebted to Trustmark, or any subsidiaries, other than Trustmark National Bank ("TNB"), at any time since January 1, 2003. In the ordinary course of business, TNB and its subsidiaries have provided, and expect to provide in the future, banking, investment and insurance services in excess of $60,000 with Directors, executive officers, nominees, five percent shareholders, related entities and immediate family members. Such transactions are made on substantially the same terms, including, in the case of loans, interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. None of the loans involved more than the normal risks of collectibility and presented no other unfavorable features.
      During 2003, TNB engaged in business relationships with various entities in which members of the Board of Directors have direct and indirect interests. None of these relationships were considered material to TNB or such entity.

AUDIT AND FINANCE COMMITTEE REPORT

      Trustmark's Audit and Finance Committee, which conducts the usual and necessary activities in connection with the audit functions of Trustmark, held five meetings during 2003.

Independent Public Accountants

      On April 29, 2002, the Board of Directors, based on the recommendation of the Audit and Finance Committee, engaged KPMG LLP (KPMG) as Trustmark's independent accountants for a three-year period to replace Arthur Andersen LLP (Andersen), dismissed on April 9, 2002. Andersen had served as the independent accountant since 1992. None of Andersen's reports on the financial statements contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.
      Representatives of KPMG are expected to be present at the annual meeting with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions during the period generally allotted for questions at the meeting.
      The Committee has reaffirmed KPMG's engagement as the independent accountants for 2004.

Committee Review and Discussion

      The Committee reviewed and discussed with management and KPMG the consolidated audited financial statements as of and for the three years ended December 31, 2003. The Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and discussed the independence of KPMG. Based on this review, the Committee recommended to the Board of Directors that the consolidated audited financial statements be included in Trustmark's Annual Report on Form 10-K for the year ended December 31, 2003.
      None of the members of Trustmark's Audit and Finance Committee serve on the audit committee of another company, and all are independent directors as defined by NASDAQ rules:

      J. Kelly Allgood - Chair
      John L. Black, Jr.
      Richard H. Puckett
      Kenneth W. Williams

      The Securities and Exchange Commission requires that at least one member of the audit committee qualify as a financial expert. The Board has determined that John L. Black, Jr., meets this requirement.

Accounting Fees

      The following aggregate fees were billed to Trustmark during 2003 and 2002 by KPMG for services rendered:

      1. Audit Fees - Audit fees include fees for professional services in connection with the audit of Trustmark's consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services provided by KPMG in connection with statutory and regulatory filings. Audit fees for 2003 and 2002 were $260,250 and $495,619, respectively.
      2. Audit-Related Fees - Audit-related fees include fees for professional services in connection with audits of benefit plans and acquisition consultation. Audit-related fees for 2003 and 2002 were $58,150 and $25,243, respectively.
      3. Tax Fees - Tax fees include fees for professional services rendered in connection with tax compliance and were $21,325 and $42,000 for 2003 and 2002, respectively.
      4. All Other Fees - All other fees include fees for professional services rendered in connection with consulting services provided and were $700 in 2003. During 2002, KPMG did not bill Trustmark for other fees.

Pre-Approval Policy

      The Audit and Finance Committee has adopted a policy that sets forth guidelines and procedures for the pre-approval of services to be performed by the independent accountants, as well as the fees associated with those services. Annually, the Committee reviews and establishes the types of services and fee levels to be provided by the independent accountants. Any additional services or fees in excess of the approved amount require specific pre-approval by the Committee. The Committee has delegated to its Chairman the authority to evaluate and approve services and fees in the event that pre-approval is required between meetings. If the Chairman grants such approval, he will report that approval to the full Committee at its next meeting. Non-audit services, as prohibited by the Securities and Exchange Commission, are likewise prohibited under the Committee's pre-approval policy.

Audit and Finance Committee Charter

      The Audit and Finance Committee reviews and reassesses the adequacy of the Committee's Charter on an annual basis. The Charter, which was amended during 2003, accompanies this proxy as Exhibit A.

PROPOSALS OF SHAREHOLDERS

      Shareholders may submit proposals to be considered at the 2005 Annual Meeting of Shareholders if they do so in accordance with applicable regulations of the Securities and Exchange Commission.
      Any shareholder proposals must be submitted to the Secretary of Trustmark no later than November 11, 2004, in order to be considered for inclusion in Trustmark's proxy materials for the 2005 Annual Meeting.

(LOGO)
                             TRUSTMARK CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2004


The shareholder(s) hereby appoints Matthew L. Holleman III and J. Kelly Allgood, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Trustmark Corporation that the shareholder(s) are entitled to vote at the annual meeting of shareholders to be held in the Windsor I Ballroom at the Crowne Plaza Hotel, located at 200 East Amite Street, Jackson, Mississippi, on Tuesday, April 20, 2004, at 2:00 p.m., Central Time.

THIS  PROXY,  WHEN  PROPERLY  EXECUTED,   WILL  BE  VOTED  AS  DIRECTED  BY  THE
SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR YOU MAY VOTE BY INTERNET OR TELEPHONE (SEE REVERSE SIDE FOR MORE INFORMATION).

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

(Logo)

Trustmark Corporation
P.O. Box 291
Jackson, MS  39205-0291

Vote by Internet - www.proxyvote.com
Shareholders may use the Internet to transmit their voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. To vote on-line, have the proxy card in hand, access the web site above, and follow the instructions given.

Vote by Phone - 1-800-690-6903
Shareholders may use any touch-tone telephone to transmit their voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. To vote by telephone, have the proxy card in hand, call the toll-free number above, and follow the instructions given.

Vote by Mail
Shareholders should mark, sign and date their proxy card and return it in the postage-paid envelope provided or return it to Trustmark Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
TRUST1
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

TRUSTMARK CORPORATION

Items of Business

1. Election of Directors - To elect a board of twelve directors to hold office for the ensuing year or until their successors are elected and qualified.

      Nominees:
      01)      J. Kelly Allgood
      02)      Reuben V. Anderson
      03)      John L. Black, Jr.
      04)      William C. Deviney, Jr.
      05)      C. Gerald Garnett
      06)      Richard G. Hickson
      07)      Matthew L. Holleman III
      08)      William Neville III
      09)      Richard H. Puckett
      10)      Carolyn C. Shanks
      11)      Kenneth W. Williams
      12)      William G. Yates, Jr.

               For All               (      )

               Withhold All          (      )

               For All Except        (      )

               To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
               -----------------------------------------------------------------

2.    To transact such other business as may properly come before the meeting.

Please indicate if you plan to attend the meeting
Yes    (     )
No     (     )


----------------------------------          --------
Signature (PLEASE SIGN WITHIN BOX)          Date

----------------------------------          --------
Signature (Joint Owners)                    Date

                                    Exhibit A
                              TRUSTMARK CORPORATION
                       AUDIT AND FINANCE COMMITTEE CHARTER

      The Audit and Finance Committee (the Committee) is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by monitoring Trustmark's accounting and financial reporting process, the systems of internal controls that management and the Board of Directors have established, and the audit process. The Committee is neither intended nor equipped to guarantee with certainty to the full Board and shareholders the accuracy and quality of Trustmark's financial statements and accounting practices. Proper financial reporting, accounting, and audit functions are collaborative efforts conducted by full-time professionals dedicated to these purposes. The Committee oversees the work of others involved in the financial reporting process-management, including the internal auditor, and the independent accountant - and assesses practices and safeguards, and encourages procedures that promote accountability on the part of the full-time professionals.
      Audit and Finance Committee members shall meet the requirements of the National Association of Securities Dealers and the Securities and Exchange Commission. The Audit and Finance Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. No member of the Committee shall participate in the preparation of the financial statements of the company or any of its subsidiaries. Audit and Finance Committee members must not accept any consulting, advisory, or other compensatory fees from the company other than for board service, and they must not be an affiliated person of the company. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including Trustmark's balance sheet, income statement and cash flow statement and at least one member of the Committee shall meet the requirements of an audit committee financial expert as defined, or the reasons why not will be disclosed.
      Audit and Finance Committee members shall be appointed by the Board of Directors on recommendation of the Executive Committee. If an Audit and Finance Committee chairperson is not designated or present, the members of the Committee may designate a chairperson by majority vote of the Committee membership.
      The Committee shall meet at least five times annually, or more frequently as circumstances dictate. The Audit and Finance Committee chairperson shall prepare or approve an agenda in advance of each meeting. The Committee shall meet privately on a regular basis with management, the director of the internal auditing department, the independent accountants, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee shall provide an open avenue of communication between the internal auditors, the independent accountant, management, and the Board of Directors.
      The  Committee  shall have the  power,  including  funding,  to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

      The Audit and Finance Committee's responsibilities include:

I.    Oversight of Trustmark's Audit Activities

      A. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, evaluate the independent accountants; and where appropriate, replace the independent accountants.

      B. Instruct the independent accountants that they are ultimately accountable to the Board of Directors and the Audit and Finance Committee and that they must directly report to the Audit and Finance Committee.

      C. Assure the objectivity and the independence of the internal auditor and the independent accountants, including a review of management consulting services and related fees provided by the independent accountants. Inquire of any other relationships that the independent accountants might have that would impair their objectivity and independence. Actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services. Obtain from the independent accountants written disclosures required by the Independence Standards Board. Establish and monitor adherence to a pre-approval policy for use of the independent accountant.

      D. Review and concur in the appointment, replacement, reassignment, performance, or dismissal of the director of internal auditing.

      E. Consider, in consultation with the independent accountants and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountants. Review and approve the independent accountants' engagement letter.

      F. Review with the director of internal auditing and the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

      G. Consider and review with management and the director of internal auditing:
            1. Significant findings during the year and management's responses thereto (including the status of previous audit recommendations).
            2. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
            3.    Any changes required in the planned scope of their audit plan.
            4.    The internal auditing department budget and staffing.
            5.    The  internal  auditing   department   charter.
            6. Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing.

      H. Inquire of management, the director of internal auditing, and their independent accountants about significant risks or exposures and assess the steps that management has taken to minimize such risks to Trustmark.

      I. Consider and review with the director of internal auditing and the independent accountants the adequacy of Trustmark's internal controls including computerized information system controls and security.

II.   Oversight of Financial Reporting

      A. Review with management and the independent accountants at the completion of the annual examination:
            1. Trustmark's annual financial statements and related footnotes. Discuss critical accounting policies, including an assessment of management's disclosures.
            2. The independent accountants' audit of the financial statements and his or her report thereon.
            3. Any significant findings during the year and management's responses thereto, including the status of previous audit suggestions.
            4. Any significant changes required in the independent accountants' audit plan.
            5. Any serious difficulties or disputes with management encountered during the course of the audit.
            6. All alternatives within GAAP for material items that were discussed with management.
            7. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

      B. Advise management and the independent accountants that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

      C. Provide that management and the independent accountants discuss with the Audit and Finance Committee their judgments about the quality, not just the acceptability, of Trustmark's accounting principles as applied in its financial reporting. Inquire as to the consistency of Trustmark's accounting principles and their application, and the clarity and completeness of Trustmark's financial statements, which include related disclosures. Inquire regarding items that have a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements.

      D. Discuss any items required to be communicated by the independent accountants prior to filing interim financial statements. Inquire of any disagreements with management and its resolution quarterly.

      E. Review annually with general counsel legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports or inquiries received from regulators or other governmental agencies.

      F. Submit reports as required by the Securities and Exchange Commission and/or the National Association of Securities Dealers.

      G. Establish and review procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

III.  Other Audit and Finance Committee Responsibilities

      A. Annually review a summary of Directors' and officers' related transactions and potential conflicts of interest.

      B. Review annually with the director of internal auditing and the independent accountants the results of their review of Trustmark's monitoring of compliance with Trustmark's codes of conduct.

      C.    Consider  with  management  and  the  independent   accountants  the
            rationale for employing audit firms other than the principal independent accountant.

      D. Maintain minutes and report committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

      E. Annually perform a self-assessment of Audit and Finance Committee performance.

      F. Perform such other functions as assigned by law, Trustmark's charter or bylaws, or the Board.

      G. Review and reassess the adequacy of the Committee's charter annually. The Charter shall be approved by the Board of Directors and published at least every three years in accordance with SEC regulations.